OFFSHORE SECURITIES
                             SUBSCRIPTION AGREEMENT


         THIS SECURITIES SUBSCRIPTION AGREEMENT is executed in reliance upon the transaction "safe harbor" afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the United States Securities Act of 1933, as amended ("Securities Act").

         THIS AGREEMENT has been executed by the undersigned in connection with the offering of units (the "Units), with each Unit consisting of one 12% Convertible Debenture in the principal amount of $ 160,000.00 (the "Debenture") and one warrant (the "Warrant") to purchase 160,000 shares of common stock (the "Common Stock"), par value $.001 per share, of Preferred Voice, Inc., located at 12655 N. Central Expressway, Suite 800, Dallas, Texas 75243, a corporation organized under the laws of the State of Delaware, United States of America (hereinafter referred to as "the Company"). The undersigned (hereinafter referred to as "Buyer") is located at and is a corporation organized under the laws of or is a citizen and resident of the country set forth below Buyer's signature, and hereby represents and warrants to, and agrees with the Company as follows:

         1. AGREEMENT TO SUBSCRIBE. The undersigned hereby subscribes for one Unit, in consideration for (i) cancellation of two debentures (the "Prior Debentures"), dated November 12, 1996 and December 27, 1996, in the aggregate principal amount of $150,000 issued to Buyer by the Company with accrued interest of $10,000.00 and all interest in the collateral serving the prior debentures.

         2.       REPRESENTATIONS OF BUYER.

                  Buyer represents and warrants to the Company as follows:

                  a.       Offshore Transaction.

                    (i) At the time the buy order to purchase the Units was originated, Buyer was outside the United States, Buyer is outside the United States on the date of the execution and delivery of this Agreement and Buyer is a resident at the address set forth below Buyer's signature as Buyer's primary residence;

                    (ii) No offer of the Units was made to Buyer in the United States;

                    (iii) The transactions contemplated by this Agreement;

                                    (a)  have not been prearranged with a
                                         purchaser in the United States which is
                                         a U.S. person, and

                                    (b)  are not part of a plan or scheme to
                                         evade the registration provisions of
                                         the Securities Act;

                    (iv) Buyer is not a citizen of the United States; and

                    (v) Buyer is not a U.S. person nor is the Buyer acquiring the Units or the securities comprising the Units for the benefit of a U.S. person, as defined in

                    Regulation  S.  The  term  "U.S.   Person",  as  defined  in
                    Regulation S, means:

                                    (a) any natural person resident in the
                                        United States;

                                    (b) any partnership or corporation organized
                                        or incorporated under the laws of the
                                        United States;

                                    (c) any estate of which any executor or
                                        administrator is a U.S. person,  unless
                                        an executor or administrator who is not
                                        a U.S. person has sole or shared
                                        investment discretion with respect to
                                        the assets of the estate and the estate
                                        is governed by foreign law;

                                    (d) any trust of which any trustee is a U.S.
                                        person; unless a professional fiduciary
                                        (trustee) who is not a U.S. person has
                                        sole or shared investment discretion
                                        with respect to the assets of the trust
                                        and no trust beneficiary (and no trust
                                        settlor if a revocable trust) is a U.S.
                                        person;

                                    (e) any agency or branch of a foreign entity
                                        located in the United States;

                                    (f) any non-discretionary account or similar
                                        account (other than an estate or trust)
                                        held by a dealer or other fiduciary for
                                        the benefit or account of a U.S. person;

                                    (g) any discretionary account or similar
                                        account (other than an estate or trust)
                                        held by a dealer or other fiduciary for
                                        the benefit or account of a U.S. person;

                                    (h) any partnership or corporation if:

                                             (1)  organized or incorporated
                                    under the laws of any foreign jurisdiction;
                                    and

                                             (2)   formed   by  a  U.S.   person
                                    principally  for the purpose of investing in
                                    securities   not   registered    under   the
                                    Securities  Act,  unless it is  organized or
                                    incorporated,   and  owned,   by  accredited
                                    investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts;

     With respect to any agencies or branches of U.S. persons located outside the United States for valid business reasons and engaged in the insurance or banking business, and subject to substantive insurance or banking regulation (as applicable) in the jurisdiction where located, the agency or branch is not considered to be a U.S. person.


     b. Investment Representations. Buyer is purchasing the Units and the securities comprising the Units for Buyer's own account and for investment purposes and not with a view towards distribution. Buyer does not have any contract, understanding or arrangement with any person to sell, transfer or grant participation to such person or any third person with respect to the Units or the securities comprising the Units.

     c. Restrictions on Debentures and Warrants.

                    (i) Buyer understands that neither the Units nor the securities comprising the Units have been registered under the Securities Act, any state securities law or the laws of any foreign jurisdiction and have not been approved or disapproved by the SEC;

                    (ii) Buyer understands that the Units and the securities comprising the Units are being offered and sold to Buyer in reliance on the Regulation S safe harbor from the registration requirements of the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such safe harbor and the suitability of Buyer to acquire the Units and the securities comprising the Units;

                    (iii) Buyer agrees that from the date hereof until the forty-first (41st) day after the final closing of the sale of all Units sold by the Company pursuant to Regulation S (the "Restricted Period"), Buyer, or any successor, or any Professional (as defined in Section 2c.(iv) hereof) (except for sales of any Units or the securities comprising the Units registered under the Securities Act or otherwise exempt from such registration) (a) will not sell any of the Units or the securities comprising the Units to a U.S. Person or for the account or benefit of a U.S. Person or anyone believed to be a U.S. Person, (b) will not engage in any efforts to sell the Units or the securities comprising the Units in the United States, and (c) will send to a Professional acting as agent or principal, a confirmation or other notice stating that the Professional is subject to the same restrictions on transfer to U. S. Persons or for the account of U.S. Persons during the Restricted Period as provided herein. The Company will not honor or register and will not be obligated to honor or register any transfer in violation of these provisions; to assure full compliance with the restrictions placed on the resale of securities offered pursuant to Regulation S, the Company shall place on the certificates representing the Debentures and the
                    Warrants   comprising  the  Units  the  restrictive   legend
                    attached   hereto   as   Exhibit   "A"  and   Exhibit   "B",
                    respectively;

                    (iv) A "Professional" is a "distributor" as defined in Rule 902(c) under the Securities Act (generally any underwriter, or other person, who participates, pursuant to a contractual arrangement, in the distribution of the Units or the securities which comprise the Units); a dealer as defined in
                    Section 2(12) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")(encompassing those who engage in the business of trading or dealing in securities as agent, broker, or principal); or a person receiving a selling concession, fee or other remuneration in respect of the Units or the securities comprising the Units sold;

                    (v) Buyer covenants that (a) the Warrant will not be exercised on behalf of a U.S. person (as defined in Regulation S) or (b) a written opinion of counsel, in form and substance satisfactory to the Company, to the effect that the Warrant and the shares (the " Warrant Shares") of Common Stock to be issued on exercise of the Warrant have been registered under the Securities Act or are exempt from registration thereunder will be provided to the Company;

                    (vi) Buyer covenants that (a) the Warrant will not be exercised within the United States, and the Warrant Shares will not be delivered within the United States upon exercise thereof (other than in an offering deemed to meet the definition of "offshore transaction" pursuant to Regulation

                   S),  or  (b)  a  written  opinion,  in  form  and  substance satisfactory to the Company, to the effect that the Warrant and the Warrant Shares have been registered under the Securities Act or are exempt from the registration requirements of the Securities Act under an exemption thereunder will be provided to the Company;

                    (vii) Buyer covenants that (a) the Debenture will not be exercised on behalf of a U.S. person (as defined in Regulation S) or (b) a written opinion of counsel, in form and substance satisfactory to the Company, to the effect that the Debenture and the shares (the "Debenture Shares") of Common Stock to be issued on conversion of the Debenture have been registered under the Securities Act or are exempt from registration thereunder will be provided to the Company; and

                    (viii) Buyer covenants that (a) the Debenture will not be exercised within the United States, and the Debenture Shares will not be delivered within the United States upon exercise thereof (other than in an offering deemed to meet the definition of "offshore transaction" pursuant to Regulation
                    S),  or  (b)  a  written   opinion  in  form  and  substance
                    satisfactory to the Company, to the effect that the Debenture and the Debenture Shares have been registered under the Securities Act or are exempt from the registration requirements of the Securities Act under an exemption thereunder will be provided to the Company.

     d. Access to Information. Buyer has had the opportunity to ask questions and receive answers from the Company concerning the Company, the terms and conditions of this offering, and to obtain from the Company any additional information that the Company possesses or may obtain without unreasonable effort or expense that is necessary for Buyer to make an informed investment decision. The Company encourages Buyer to review the Company's disclosure documents that have been filed with the SEC (collectively, the "Company Reports"). By virtue of the Company Reports, including all documents referred to therein, Buyer has had access to all material and relevant information necessary to enable Buyer to make an informed investment decision. All data requested by Buyer from the Company or its representatives concerning the business and financial condition of the Company and the terms and conditions of the offering has been furnished to Buyer's satisfaction. Buyer understands that there are numerous and substantial risks associated with the purchase of the Units and the securities comprising the Units that could result in a total loss of the Buyer's investment.

     e. Understanding of Investment Risks. Buyer understands that realization of the objectives of the Company is subject to significant economic and business risks.

     f. No Government Recommendation or Approval. Buyer understands that no Federal, State or foreign government agency has passed on or made any recommendation or endorsement of the Units or the securities comprising the Units. No registration statement or application to register these securities has been or will be filed with the SEC or under the securities laws of any country or jurisdiction and these securities cannot be sold, transferred or otherwise disposed of unless registered under such laws or exemptions from registration are available. In addition, the securities may not be offered or sold in the United States or to a U.S. person unless the securities are sold in accordance with Regulation S and pursuant to registration under the Securities Act, or pursuant to an available exemption from registration thereunder. These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of any information supplied by the Company. Any representation to the contrary is a criminal offense. The SEC does not pass upon the merits of or give its approval to any securities offered or the terms of any offering, nor dies it pass upon the accuracy or completeness of any offering circular or offering selling literature. These securities are offered pursuant to an exemption from registration under the Securities Act; but no securities regulatory authority has made an independent determination that the securities offered hereunder are exempt from registration.

     g. Resales of Securities. All subsequent offers and sales of the Units and the securities that comprise the Units shall be made in compliance with Regulation S and shall be made pursuant to registration of the Units and the securities which comprise the Units under the Securities Act or pursuant to another exemption from such registration.

     h. Subscription Agreement. The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Buyer and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     i. Non-contravention. If Buyer is not a natural person, the execution and delivery of the Subscription Agreement and the consummation of the purchase of the Units and the securities which comprise the Units and the transactions contemplated by this Subscription Agreement do not and will not conflict with or result in a breach by the Buyer of any of the terms or provision of, or constitute a default under, the organization documents (i.e., articles of incorporation and bylaws, partnership agreement, trust indenture or similar documents) of Buyer or any indenture, mortgage, deed of trust or other material agreement or instrument to which Buyer is a party or by which its or any of its respective properties or assets are bound, or any existing applicable law, rule or regulation or any applicable law, rule or regulation or any applicable decree, judgment or order of any court or regulatory body, administrative agency or other governmental body having jurisdiction over the Buyer or any of its properties or assets.

     j. Sophistication. Buyer is knowledgeable and experienced in business and financial matters and capable of evaluating the merits and risks of, and making an informed decision with regard to, the investment in the Units and the securities which comprise the Units, is able to bear the economic risk of loss of its investment in the Units, has been granted the opportunity to make a thorough investigation of the affairs of the Company, and has availed itself of such opportunity either directly or through its authorized representatives. Buyer understands that the investment in the Company is subject to significant economic and business risks.

     k. No Advertisement. Buyer acknowledges that its purchase of the Units has not been make through or as a result of and the distribution of the Units is not being accompanied by an advertisement.


     l. No Offering Memorandum. Buyer acknowledgments that it has not received or reviewed any material which appears or purports to describe the business and affairs of the Company and which was prepared primarily for delivery to and review by prospective investors in connection with the offering of Units.

  3.  REPRESENTATION OF THE COMPANY.

     a. Reporting Company Status. The Company is a "reporting company" as defined by Rule 902 of Regulation S. The Company is in material compliance, to the extent applicable, with all filing obligations under Section 13 of the Exchange Act.

     b. Offshore Transaction. The Company has not offered the Units or the securities which comprise the Units that are the subject of this Agreement to any person in the United States, any identifiable groups of U. S. citizens abroad, or to any U.S. person as that term is defined in Section 902(o) of Regulation S.

     c. No Directed Selling Efforts. In regard to the transaction contemplated by this Agreement, the Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S, nor has the Company conducted any general solicitation relating to the offer and sale of the Units or the securities which comprise the Units that are the subject of this transaction to persons resident within the United States or elsewhere.

     d. Concerning the Units. The shares of Common Stock, and the Warrants which comprise the Units, when issued and delivered, will be duly and validly authorized and issued and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any stockholder of the Company.

     e. Subscription Agreement. The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     f. Non-contravention. The execution and delivery of the Subscription Agreement and the consummation of the issuance of the shares of Common Stock and the Warrants which comprise the Units and the transactions contemplated by this Subscription Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provision of, or constitute a default under, the certificate of incorporation or bylaws of the Company or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which its or any of its respective properties or assets are bound, or any existing applicable law, rule or regulation or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

     g. Approvals. The Company is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the shares of Common Stock and Warrants which comprise the Units as contemplated by the Subscription Agreement.

     h. Continuous Offering. The sale of the shares of Common Stock and Warrants which comprise the Units pursuant to this Agreement is not a "continuous offering" as defined in Rule 902(m) or, if it is a continuous offering, the sale of the shares of Common Stock and Warrants which comprise the Units hereunder is the last sale thereunder and the "Restricted Period" as defined in Rule 902(m) commences on the date of such last sale.

     4. SAFE HARBOR; RELIANCE ON REPRESENTATIONS. Buyer understands that neither the offer and sale of the Units nor the securities which comprise the Units are being registered under the Securities Act. The Company is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S and Buyer's representations hereunder.

     5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. Buyer understands that the Company's obligation to sell the Units is conditioned upon:

     a. The receipt and acceptance by the Company of this Subscription Agreement for the Units executed by Buyer as evidenced by execution of this Subscription Agreement by the Company;

     b. Delivery to the Company of the Prior Debenture marked canceled;

     c. Execution and delivery to the Company of documentation satisfactory to the Company terminating the Loan Agreement pursuant to which the Prior Debentures were issued.

     6. BUYER'S ACKNOWLEDGMENT. Buyer represents and warrants that at the time of the purchase, Buyer does not have a short or hedge position in the Units or the securities which comprise the Units. During the Restricted Period, Buyer, in the United States, (a) shall not effect short sales in the Units or the securities which comprise the Units, and (b) shall not hedge, through short sales, options or otherwise, Buyer's purchase of such securities. Buyer has no agreement or understanding with any person with respect to the resale of the Units and the securities which comprise the Units.



         IN WITNESS WHEREOF, this Offshore Securities Subscription Agreement was duly executed on this _______ day of the month of __________ , 1997.


Official Signatory of the Company:


                                                     PREFERRED VOICE, INC.



                                                     By:_______________________

                                                     Print Name:_______________

                                                     Title:____________________




Name of Buyer:______________________
                  (please print)
____________________________________
            (Signature)

Title, if Buyer is not a natural person:___________________________
                                               (please print)
____________________________________
Primary Residence of Buyer

                           (Registration Instructions)

                                   EXHIBIT "A"


THIS CONVERTIBLE SUBORDINATED DEBENTURE(THE "DEBENTURE") AND THE SECURITIES TO BE ISSUED UPON CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT AND THE STATE ACTS. IN ADDITION, THE DEBENTURE AND THE SECURITIES TO BE ISSUED UPON CONVERSION OF THIS DEBENTURE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO REGULATION S AND PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

THE DEBENTURE AND THE SECURITIES TO BE ISSUED UPON CONVERSION OF THIS DEBENTURE ARE BEING OFFERED PURSUANT TO THE EXEMPTION FROM REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") CONTAINED IN REGULATION S FOR OFFERS AND SALES OF SECURITIES THAT OCCUR OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS (WITHIN THE MEANING OF REGULATION S). NO REGISTRATION STATEMENT OR APPLICATION TO REGISTER THESE SECURITIES HAS BEEN OR WILL BE FILED WITH THE COMMISSION OR UNDER THE SECURITIES LAWS OF ANY COUNTRY OR JURISDICTION. THIS DEBENTURE AND THE SECURITIES TO BE ISSUED UPON CONVERSION OF THIS DEBENTURE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION. BECAUSE THE DEBENTURE HAS BEEN ISSUED PURSUANT TO REGULATION S, THE DEBENTURE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S) UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND THE DEBENTURE MAY NOT BE EXERCISED WITHIN THE UNITED STATES AND SECURITIES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UPON EXERCISE, OTHER THAN IN OFFERINGS DEEMED TO MEET THE DEFINITION OF AN "OFFSHORE TRANSACTION" PURSUANT TO
REGULATION S, UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION IS APPLICABLE

                                   EXHIBIT "B"

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT AND THE STATE ACTS. IN ADDITION, THE WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO REGULATION S AND PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

THE WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT ARE BEING OFFERED PURSUANT TO THE EXEMPTION FROM REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") CONTAINED IN REGULATION S FOR OFFERS AND SALES OF SECURITIES THAT OCCUR OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS (WITHIN THE MEANING OF REGULATION S). NO REGISTRATION STATEMENT OR APPLICATION TO REGISTER THESE SECURITIES HAS BEEN OR WILL BE FILED WITH THE COMMISSION OR UNDER THE SECURITIES LAWS OF ANY COUNTRY OR JURISDICTION. THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION. BECAUSE THE WARRANT HAS BEEN ISSUED PURSUANT TO REGULATION S, THE WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S) UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND THE WARRANT MAY NOT BE EXERCISED WITHIN THE UNITED STATES AND SECURITIES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UPON EXERCISE, OTHER THAN IN OFFERINGS DEEMED TO MEET THE DEFINITION OF AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S, UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION IS APPLICABLE



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